Stock-Based Compensation	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation

Note J - Stock-Based Compensation

Long-Term Incentive Plan

We issue equity-based awards to promote the success and enhance the value of MIC and the Operating Company, by linking the individual interests of employees, consultants and members of the MIC Board to those of MIC’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to MIC’s stockholders. We issue awards under our 2023 Incentive Award plan (the “Plan”).The Plan provides for the grant of stock options, including incentive stock options (“ISOs”), and nonqualified stock options (“NSOs”), restricted shares, dividend equivalent awards, share payment awards, restricted share units (“RSUs”), performance awards, performance share awards, other incentive awards, profits interest units (including Performance Units and LTIP Units) and SARs. Going forward, the Board intends to grant awards during the first quarter of each year. Service-based awards will typically follow a multi-year graded vesting schedule and will vest in the form of common stock or LTIP Units. LTIP Units are a class of equity interest in the Operating Company that are10 intended to qualify as “profits interests” for federal income tax. The value of vested LTIP Units is realized by the holder through conversion of the LTIP Units into Common Units.

Employee Awards

In February 2023, we granted Mr. Chavez and Ms. Hogue 0.2 million LTIP Units, respectively, in lieu of their 2022 target annual bonus. Of these awards granted to Mr. Chavez and Ms. Hogue, approximately 35,600 LTIP Units vested immediately, with the remaining scheduled to vest over a three-year period. The grant date fair value was determined to be $8.99 per unit for each of the LTIP Units awarded.

In August 2022 we granted 0.4 million LTIP Units to our executives which would vest upon the completion of a Liquidity Event. In December 2022, we amended the award to require a service condition for a period of one year from a Liquidity Event. The modified grant date fair value of these LTIP Units was determined to be $15.00 per unit. As a result of the Closing, these LTIP Units achieved their performance hurdle. In September 2023, the Compensation Committee of the Board of Directors approved the cancellation of 0.1 million of these LTIP Units. The expense associated with the cancellation of approximately $1.4 million is included in General and Administrative in the accompanying Consolidated Statements of Operations. The cancellation was a result of a plan to reallocate the award shares to non-executive employees. As a result, in December 2023, we granted 0.1 million restricted stock units to non-executive employees which will vest in August 2024. The remaining value of the LTIP awards granted to the executives is being expensed over the one-year service period following the Closing.

In May 2022, we granted an aggregate of 2.3 million Performance Units of the Operating Partnership (“PUs”) to the executive officers of the Company. The PUs vest upon the achievement of a 50% market condition and a 50% performance condition. The performance period ends in December 2025 for the market condition and in December 2027 for the performance condition. The grant date fair value of the PUs with market conditions was estimated at $5.97 per unit using a Monte Carlo simulation of future stock prices for us and our corresponding peer group. The PUs subject to a performance conditions will vest if we achieve a hurdle related to our adjusted funds from operations per share for four consecutive quarters prior to the fourth quarter of 2025 and then for an additional four consecutive quarters prior to December 2027. The PUs subject to a performance condition were deemed not probable of achievement as of December 31, 2023 or 2022, and therefore we did not record any charges related to the awards with a performance condition. The probability of achievement of the performance condition will continue to be assessed throughout the performance period.

Director Awards

We granted approximately 14,500 and 39,100 LTIP Units in 2022 and 2023, respectively to our independent directors in consideration for their accrued but unpaid director compensation fees from 2021 and 2022. The LTIP Units will vest over a three-year period. Prior to the granting of the Director LTIP Units, the associated compensation was anticipated to be paid in cash, and as such, the expense was accrued as a liability in the Consolidated Balance Sheets. Upon vesting, the Director LTIP Units are redeemable in cash or shares, at the option of the holder. As a result, the Director LTIP Units are classified as a liability within accounts payable and accrued expenses in the Consolidated Balance Sheet as of December 31, 2022.

The following table sets forth a roll forward of all incentive equity awards for the years ended December 31, 2023 and 2022:

	Number of Incentive Equity Awards	Weighted-Average Grant Date Fair Value Per Share
Nonvested - January 1, 2022	—	$—
Granted	2,673,041	8.44
Vested	—	—
Forfeited	—	—
Nonvested - January 1, 2023	2,673,041	$8.44
Granted	347,082	7.46
Vested	(59,681)	9.40
Forfeited	(135,320)	10.00
Nonvested - December 31, 2023	2,825,122	$8.22

We recognized $8.6 million and $2.5 million of equity-based compensation expense for the years ended December 31, 2023 and 2022, respectively, which is included in General and Administrative in the Consolidated Statements of Operations. Included in the 2023 expense were equity awards granted in lieu of salary amounts as noted below. The remaining unrecognized compensation cost of approximately $3.3 million, which excludes $11.6 million related to awards deemed not probable to achieve their performance target, will be recognized over a weighted average term of 1.2 years.

2024 Awards

In January 2024, the Compensation Committee of the Board of Directors approved the issuance of the following awards:

●	0.3 million LTIP units to Mr. Chavez in lieu of his salary for 2021 and 2023 and for his 2023 short-term incentive award. These awards were issued at a grant date fair value of $3.84 and vested upon issuance. At the same time, 0.2 million LTIP units were granted in lieu of his 2024 salary, which will vest in four equal increments each quarter over the next twelve months.
●	0.4 million LTIP units and 0.2 million restricted stock units awarded at a grant date fair value of $3.84 to our executives representing the long term incentive awards for 2023 and 2024. These awards will vest on a graded schedule over three years.
●	0.1 million LTIP Units and 0.1 million restricted stock units with a grant date fair value of $6.11 to our executives using the Monte Carlo method. These awards will vest based upon the performance of our stock versus the Russell 2000 Index three years from the grant date.
●	0.2 million restricted stock units awarded to the independent directors as consideration for service in 2023 and 2024. These awards have a grant date fair value of $3.84 and will vest twelve months on the one year anniversary of the grant date.